Exhibit 99.1


                      STAND-BY CAPITAL COMMITMENT AGREEMENT


     This Stand-By Capital Commitment Agreement (this "Agreement") is made as of October 26, 1999 (the "Effective Date"), by and between Capital Re Corporation, a Delaware corporation (the "Borrower"), and ACE Limited, a company incorporated with limited liability under the Cayman Islands Companies Law (the "Lender"). Certain capitalized terms used in this Agreement are defined in Appendix A hereto.

     The parties hereto agree as follows:

     1. Commitment. The Lender agrees, upon the terms and subject to the condition set forth herein, to provide, or to cause one of its Subsidiaries to provide, loans to the Borrower in one or more installments (each, a "Loan") in an aggregate amount not to exceed U.S. $50,000,000 (the "Commitment") at any time and from time to time during the period from the Effective Date to the Termination Date (as defined below). Amounts borrowed as Loans may be repaid and reborrowed by the Borrower in accordance with the provisions hereof.

     2. The Loans. The Loans shall be made upon the Borrower's written notice delivered to the Lender at least five business days prior to the requested borrowing date, specifying the amount of the Loan and the requested borrowing date, which shall be a business day (in the United States and Bermuda). The obligation of the Lender to make Loans hereunder is subject to the condition that no Event of Default shall be continuing at the time of the making of such Loan. Each Loan made hereunder shall be made in United States Dollars and same day funds and shall be paid to such account or accounts as may be directed in writing by the Borrower. The Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

     3. Interest. Interest shall accrue on the outstanding principal amount of the Loans made hereunder from the applicable borrowing date until paid at a rate per annum equal to the Applicable Rate and shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31 and upon any repayment. All accrued and unpaid interest shall be due and payable on the Termination Date. The Borrower additionally agrees to pay interest after the date the Loans become due (whether at stated maturity, by acceleration or otherwise), on the principal balance of the Loans outstanding from

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time to time and, to the extent not prohibited by law, on accrued interest thereon that is not paid when due, at a rate per annum equal to all times to the sum of the Applicable Rate plus 2.0% per annum. Interest accruing after the Loans made hereunder become due shall be due and payable on demand.

     4. Payment; Event of Default. The Borrower may, at any time or from time to time, prepay Loans in whole or in part without premium or penalty. Both principal and interest are payable to such account or accounts as the Lender may direct, in United States Dollars and same day funds, free and clear of, and without deduction for, any and all taxes, levies, imposts, deductions, charges, withholdings and liabilities with respect thereto. If any of the following events (each, an "Event of Default") shall occur: (a) the failure of the Borrower to pay within 30 days after the date when due any interest owed hereunder, (b) the failure of the Borrower to observe the covenants in Section 7 hereof, (c) the Merger Agreement is terminated pursuant to Section 8.3(a) or 8.4(a) thereof, (d) after any termination of the Merger Agreement, the Borrower merges or consolidates or there is a sale of all or substantially all assets of the Borrower and its Subsidiaries, immediately after which merger, consolidation or sale the stockholders of the Borrower immediately prior to consummation thereof own less than a majority of the equity of the surviving company or the company to which such assets shall have been transferred, (e) the Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or (f) any proceeding shall be instituted by or against the Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), such proceeding shall remain undismissed or unstayed for a period of 60 days, or the Borrower shall take any action to authorize any of the actions set forth above in this clause (f); then, in the case of an Event of Default described in clause (f), the Loans made under this Agreement shall be immediately due and payable, whereupon all principal of and interest on all Loans made under this Agreement shall become and be forthwith immediately due and payable; and in the case of any other Event of Default the Lender may declare all Loans made under this Agreement to be immediately due and payable and terminate the Commitment (the date of such declaration and termination, the "Termination Date"), whereupon all principal of and interest on all Loans made under this Agreement shall become and be forthwith immediately due and payable.

     5. Conversion.

     (a) Optional Conversion. At any time and from time to time after the Effective Date, subject to the required approval ("Regulatory Approval")

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of any Governmental Entity having jurisdiction over the Borrower or the Lender, the Lender shall have the right to convert, in whole or in part, the Loans outstanding under this Agreement into such number of shares of Common Stock as is equal to (x) the amount of Loans outstanding (plus any accrued and unpaid interest) divided by (y) $14.00 (the "CONVERSION PRICE"); PROVIDED, that if such conversion is limited by applicable law, only such amount as is permitted without Regulatory Approval shall be converted, and the Borrower and the Lender shall use all commercially reasonable efforts to obtain Regulatory Approval to allow conversion of any remaining portion to be converted. The Lender shall pay to the Borrower the Conversion Price in cash for each share of Common Stock converted from any unused portion of the Commitment.

     (b) Mandatory Conversion. In the event of the termination of the Merger Agreement (other than pursuant to Sections 8.3(a) or 8.4(a) thereof), all of the Loans outstanding under this Agreement shall convert into such number of shares of Common Stock as is equal to the aggregate amount of the Loans (plus and accrued and unpaid interest) divided by the lesser of (x) the Conversion Price or (y) the current market price per share of Common Stock (as defined in Section 5(e)(iv)) on the date of such conversion; provided, that if such conversion is limited by applicable law, only such amount as is permitted without Regulatory Approval shall be converted, and the Borrower and the Lender shall use all commercially reasonable efforts to obtain Regulatory Approval to allow conversion of the remaining portion of the Loans.

     (c) Fractional Shares. The Borrower will not issue any fractional shares of Common Stock upon conversion and, in lieu thereof, will deliver a check for the value of any such fractional share, determined by multiplying the Conversion Price by the fraction, rounded to the nearest cent.

     (d) Company to Provide Conversion Stock. The Borrower shall reserve a sufficient number of shares of authorized but unissued Common Stock or Common Stock held in treasury to permit the conversion to be effected in full (the "Conversion Shares"). Upon conversion, the Lender shall provide notice thereof to the Borrower and the Borrower, no later than the fifth business day after such notice has been delivered, shall issue and deliver to the Lender a certificate for the number of full shares of Common Stock issuable upon such conversion and a check in lieu of any fractional share. The Borrower shall comply with all securities laws regulating the issuance and delivery of the Conversion Shares. The holders of the Conversion Shares shall be entitled to registration rights on the same terms as outlined in that certain Stock Option Agreement dated as of June 10, 1999 between the Borrower and ACE Limited.

     (e) Adjustment.

     (i) In case at any time the Borrower shall pay or make a stock dividend or other distribution in Common Stock on any class of

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capital stock of the Borrower, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination.

     (ii) In case at any time the Borrower shall (A) subdivide its outstanding Common Stock, (B) combine its outstanding Common Stock into a smaller number of shares, or (C) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Borrower is the surviving corporation) any shares, the Conversion Price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Lender shall be entitled to receive after such time the aggregate number and kind of shares which, if the Loans or the unused portion of the Commitment had been converted immediately prior to such time, the Lender would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

     (iii) In case at any time the Borrower shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its Common Stock, of evidences of its indebtedness or assets (including securities (including warrant, options and rights), but excluding any dividend or distribution referred to in Section 5(e)(i) and any regular quarterly cash dividend), then in each such case the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as defined in Section 5(e)(iv)) on such record date, less the fair market value (as determined by the Board of Directors of the Borrower of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date has not been fixed.

     (iv) For the purpose of any computation under Sections 5(b) and 5(e)(iii), the current market price per share of Common Stock on

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any date shall be deemed to be the average of the closing prices on the New York
Stock Exchange Composite Transaction Reporting System, as reported in the Wall Street Journal, for the 20 trading days immediately preceding the second trading day prior to the day in question.

     (v) If the Borrower is a party to a merger, combination or other transaction which reclassifies or changes its outstanding Common Stock, the successor corporation shall enter into a supplemental agreement which shall provide that the Lender may convert into the kind and amount of securities, cash or other assets which the Lender would have owned after such transaction if the Lender had converted immediately prior to the consummation of such transaction.

     (vi) The Borrower may make such downward adjustments in the Conversion Price as it considers to be advisable in order that any event treated for United States Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

     6. Representations and Warranties.

     (a) Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of its Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. The Borrower and each of its Subsidiaries has full power and authority (corporate and other) to own, lease and operate its respective properties and assets and to carry on its business as presently conducted and as proposed to be conducted, except where the failure to hold such franchises, grants, licenses, certificates, permits, consents and orders, or to have such power and authority, would not, when taken together with all other such failures, reasonably be expected to have a Borrower Material Adverse Effect.

     (b) Corporate Authority; Approval. The Borrower has all requisite power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Borrower and (assuming the due authorization, execution and delivery hereof by the Lender) constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     (c) No Violations. Neither the execution, delivery or performance of this Agreement nor the consummation by the Borrower of the transactions contemplated hereby nor compliance by the Borrower with any of the provisions hereof will (i) result in any breach or violation of any provision of the certificate of incorporation or bylaws or similar organizational documents of the

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Borrower, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, acceleration or increase in the rate of interest) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound (a "Contract") or result in the creation of a lien upon any of the properties or assets of the Borrower or any of its Subsidiaries or (iii) violate any order, writ, injunction, judgment, decree, statute, rule, regulation or other Law applicable to the Borrower, any of its Subsidiaries or any of their properties or assets, except in the case of clause
(ii) or (iii) for violations, breaches, defaults, or rights of termination, amendment, cancellation or acceleration or liens, which would not, individually or in the aggregate, reasonably be expected to have a Borrower Material Adverse Effect.

     (d) Conversion Shares. The Borrower has reserved a sufficient number of shares of authorized but unissued Common Stock or Common Stock held in treasury to permit the conversion contemplated in Section 5 hereof to be effected in full. All of the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable.

     7. Covenants. So long as there are any Loans outstanding or the Lender has any Commitment hereunder, none of the Borrower or its Subsidiaries will (a) declare or pay any dividends or return any capital to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such (other than (x) to the Borrower and (y) the Borrower's regular quarterly cash dividend of $0.04 per share), or redeem, retire, purchase or otherwise acquire, directly or indirectly, for any consideration, any shares of any class of capital stock of the Borrower now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any such shares) (other than management stock repurchases required by agreements in effect on the Effective Date), or set aside any funds for any of the foregoing purposes (all of the foregoing, "Dividends"), or (b) merge or consolidate with or into another entity (provided that a Subsidiary of the Borrower may merge with or into the Borrower or another Subsidiary of the Borrower so long as no Event of Default shall have occurred and be continuing or would result therefrom) or sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Borrower and its Subsidiaries.

     8. Miscellaneous. The parties hereto agree to negotiate in good faith for any amendments to this Agreement necessary for regulatory purposes. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Borrower and the Lender. None of the rights, duties and obligations of any party hereunder may be assigned except with the consent of the other party hereto; provided that the Lender may

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assign, in whole or in part, any Loans to any of its Subsidiaries. Any notice required or permitted to be delivered hereunder shall be deemed to have been given when given in writing by overnight carrier or facsimile to the address or number listed on the signature page hereto. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

Borrower:                               CAPITAL RE CORPORATION


                                        By:  /s/  Jerome F. Jurschak
                                             --------------------------------
                                        Name:
                                        Title:

Address for Notices:                    1325 Avenue of the Americas
                                        New York, New York 10019
                                        Attention: General Counsel
                                        Facsimile: (212) 581-3268



Lender:                                 ACE LIMITED


                                        By:  /s/  Donald Kramer
                                             --------------------------------
                                        Name:
                                        Title:

Address for Notices:                    The ACE Building
                                        30 Woodbourne Avenue
                                        Hamilton, HM 08
                                        Bermuda

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                                                                      Appendix A

     Certain Defined Terms. As used in the Agreement, the following terms shall have the following means:

     "Applicable Rate" means 6% per annum.

     "Borrower Material Adverse Effect" means a material adverse effect on the properties, business, assets, conditions (financial or otherwise), liabilities or results of operations of the Borrower and its Subsidiaries taken as a whole, other than effects caused by changes in general economic conditions or conditions generally affecting the insurance or reinsurance industry.

     "Common Stock" means the common stock, par value $.01 per share, of the Borrower.

     "Governmental Entity" means any United States or foreign court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority, body, commission or agency, including the Corporation of Lloyd's.

     "Law" means any applicable federal, state, local or foreign laws, statutes, ordinances, rules, regulations, judgments, orders, injunctions, decrees, arbitration awards, agency requirements, licenses or permits (including insurance laws and regulations) of any Governmental Entity.

     "Merger Agreement" means that certain Agreement and Plan of Merger dated as of the date hereof among the Borrower, the Lender and CapRe Acquisition Corp.

     "Subsidiary" means, with respect to any person, any entity, whether incorporated or unincorporated, of which at least a majority of the securities or ownership interest having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such person or by one or more of its respective Subsidiaries or by such person and any one or more of its respective Subsidiaries.